UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 1, 2010

EnergySolutions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33830	51-0653027
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

423 West 300 South
Suite 200
Salt Lake City, Utah	84101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(801) 649-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2010, the Board of Directors (the “Board”) of EnergySolutions, Inc. (the “Company”) appointed William Benz as the Company’s Chief Financial Officer, effective immediately.  Mr. Benz has served as the Company’s Interim Chief Financial Officer since September 17, 2010.

Prior to joining the Company, Mr. Benz, age 59, was a partner at Tatum, LLC, a national executive services firm, since 2000.  Through that firm, he served as Interim Chief Financial Officer for APX Alarm Security Solutions, Inc. from 2009 to 2010, Financial Advisor for Logical Apps from 2005 to 2006 and Chief Financial Officer for Legacy Electronics from 2000 to 2005.  In addition, he also served as Chief Executive Officer of Noah Corporation from 2006 to 2008.  Prior to his partnership at Tatum, LLC, Mr. Benz served as Chief Financial Officer for Blue Cross Blue Shield of Colorado, Metlife Healthcare Management Corporation, FHP International Corporation and Western Digital Corporation.  Mr. Benz holds a Bachelor of Science degree in Electrical Engineering and Computer Sciences from University of California, Los Angeles and a Masters in Business Administration from California State University Long Beach.

The Compensation Committee of the Board approved an annual base salary of $402,000 for Mr. Benz.  He will be eligible to receive non-equity incentive compensation of up to 120% of his base salary annually calculated and payable in accordance with criteria established by the Compensation Committee.  He will also be eligible to receive future equity awards in such amounts to be determined by the Compensation Committee under the Company’s compensation programs.  Mr. Benz will also receive a monthly automobile allowance of $1,000 and is eligible to participate in the Company’s 401(k) plan and to receive medical and other benefits generally available to the Company’s U.S. employees.

On December 1, 2010, the Company issued a press release entitled “EnergySolutions Announces the Appointment of William Benz as Chief Financial Officer.”  A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Item 99.1                Press Release dated December 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnergySolutions, Inc.

Dated: December 1, 2010	By	/s/ Val J. Christensen
Val J. Christensen
President & Chief Executive Officer